                                                                    Exhibit 10.2

                            FIRST INDUSTRIAL. L.P.
                            ----------------------
                   STANDARD FORM - INDUSTRIAL BUILDING LEASE
                   --------------- -------------------------
                          (TRIPLE NET SINGLE TENANT)

SECTION 1:  BASIC TERMS
            -----------

     This Section I contains the Basic Terms of this Lease between Landlord and Tenant, named below. Other Sections of the Lease referred to in this Section I explain and define the Basic Terms and are to be read in conjunction with the Basic Terms.

     1.1    Date of Lease: March 31.1997
                           --------------

     1.2    Landlord: First Industrial. L.P.. a Delaware limited partnership
                      ------------------------------------------------------

     1.3    Tenant: LaserMaster Corporation
                    -----------------------

     1.4    Premises: See Exhibit"A"
                      --------------

     1.5    Lease Term: ten (10) years zero (0) months ("Term"), commencing
                        --------       --------
            Simultaneous w/ successful closing of 6900 Shady Oak Rd.
            --------------------------------------------------------
            ("Commencement Date") and ending Ten years from commencement date
                                             --------------------------------
            ("Expiration Date").

     1.6    Permitted Uses: (See Section 4) Office/Warehouse
                                            ----------------

     1.7    Tenant's Guarantor: (if none, so state) None
                                                    ----

     1.8    Brokers: (See Section 22; if none, so state)
            (A) Tenant's Broker: None
                                 -----
            (B) Landlord's Broker: First Industrial Realty Trust. Inc.
                                   -----------------------------------

     1.9    Security Deposit:  (See Section 4) $17,802.00
                                               ----------

     1.10   Rent Payable by Tenant: See Exhibit "B", with option period.
                                    ------------------------------------

     1.11   Riders to Lease:  The following riders are attached to and made a part of this Lease.  (If none, so state) Exhibit A, B, C, D,
                                                            -------------------
            E and F.
            -------

SECTION 2:  LEASE OF PREMISES; RENT

          2.1    LEASE OF PREMISES FOR LEASE TERM. Landlord hereby leases the
                 --------------------------------
Premises to Tenant, and Tenant hereby rents the Premises from Landlord, for the Term and subject to the conditions of this Lease.

          2.2    TYPES OF RENTAL PAYMENTS. Tenant shall pay rents of (a) net
                 --------------------------
base rent payable in monthly installments as set forth in Exhibit "B" attached hereto (the "Net Base Rent"), in advance, on the first day of each and every calendar month during the term of this Lease; (b) all costs, expenses and charges of every nature relating to, or incurred in connection with, the ownership and operation of the Premises and that are attributable to, or become due, during the Term ("Additional Rent"); and (c) in the event that any monthly installment of Net Base Rent is not paid within ten (10) days of the date when due, a late charge in an amount equal to five percent (5%) of the then-delinquent installment of Net Base Rent (the "Late Charge"; the Net Base Rent, Additional Rent and Late Charge shall collectively be referred to as "Rent"). All Rent shall be paid to Landlord c/o First Industrial, L P., P.O. Box 75631, Chicago, 60675-5631 (or to such other entity designated as Landlord's management agent, if any, and if Landlord so appoints such a management agent, the "Agent"), or pursuant to such other directions as Landlord shall designate in this Lease or otherwise.

          2.3    COVENANTS CONCERNING RENTAL PAYMENTS. Tenant shall pay the Rent
                 ------------------------------------
promptly when due, without notice or demand, and without any abatement, deduction or setoff, except as may otherwise be expressly and specifically provided in this Lease. No payment by Tenant, or receipt or acceptance by Agent or Landlord, of a lesser amount than the correct Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or letter accompanying any payment be deemed an accord or satisfaction, and Agent or Landlord may accept such payment without prejudice to its right to recover the balance due or to pursue any other remedy available to Landlord. If the Commencement Date occurs on a day other than the first day of a calendar month, the Rent due for the partial calendar months occurring at the commencement and the expiration of the Term shall be prorated on a per diem basis. It is intended that the Rent provided in this Lease shall be an absolutely net return to Landlord throughout the Term and any renewals or extensions thereof.

          2.4    INSURANCE PREMIUMS.  Tenant shall pay, as Additional Rent, all
                 ------------------
premiums for insurance that Landlord procures in the event of a default of Tenant pursuant to Section 10.2 herein. With respect to the insurance premiums, if Tenant fails to procure and maintain insurance for the Premises according to the items of this Lease, Landlord shall have the right to procure and maintain coverages for the Premises, and such insurance coverage and units shall be no greater than that required to be carried by the Tenant pursuant to the terms and conditions described in "Exhibit D hereof.
                         ---------

          2.5    PAYMENT OF MANAGEMENT FEES.  Tenant shall pay to Landlord as
                 --------------------------
"Additional Rent", a property management fee to Landlord, with each installment of Net Base Rent (other than the first installment), an amount equal to three percent (3%) of the installment of Net Base Rent due in the immediately preceding calendar month (the "Property Management Fee"), it being understood that such Property Management Fee and payable in arrears; and therefore, upon the expiration or earlier termination of this Lease, Tenant shall immediately pay to Landlord any accrued and unpaid Property Management Fee (including such fees that are applicable to the month in which this Lease is terminated or expires).

SECTION 3:   TAXES AND ASSESSMENTS; ASSOCIATION DUES
             ---------------------------------------

          3.1    TAXES.  Tenant agrees to pay as "Additional Rent" for the
                 -----
Premises (i) all governmental taxes, assessments, fees, penalties and charges of every kind or nature (other than Landlord's income taxes), whether general, special, ordinary or extraordinary, due at any time, or from time to time, during the Term and any extensions thereof, in connection with the ownership, leasing or operation of the Premises or of tho personal property and equipment located therein or in connection therewith and (ii) any expenses incurred by Landlord in contesting such taxes or assessments and/or the assessed value of the Premises (the "Taxes"). All such Taxes shall be paid by Tenant before they become delinquent. The Taxes for the first and last years of the Term and any extension thereof will be appropriately prorated. If any special assessments levied against the Premises are payable in installments, Tenant shall be responsible only for those installments that are attributable to the period during which Tenant has possession of the Premises. For purposes hereof, Taxes for any year shall be Taxes that are due for payment or paid in that year, rather than taxes that are assessed or become a lien or accrue during such year. If at any time during the Term, the methods of taxation prevailing on the date hereof shall be altered, such additional or substitute tax, assessment, levy, charge or imposition shall be deemed to be included within the term "Taxes" for the purposes hereof(Pounds) Landlord shall notify Tenant within a reasonable time after Landlord is notified, in writing, of any proposed change in the Taxes. If Tenant desires to contest or challenge a change in the Taxes, or desires to appeal an adverse decision regarding tho same (collectively a "Tax Challenge"), Tenant shall so notify Landlord in writing. If, within thirty (30) days of ! Landlord's receipt of such notice from Tenant, Landlord notifies Tenant in writing that Landlord does not desire to pursue Tax Challenge, Tenant shall have the right to pursue a Tax Challenge. If Landlord fails to respond to Tenant's notice within such 30-day period, Landlord shall be deemed to consent to Tenants' pursuit of a Tax Challenge. Both Landlord and Tenant shall reasonably cooperate with actions taken by the other party with respect to a Tax.

          3.2    ASSOCIATION DUES.  If, at any time or from time to time during
                 ----------------
the Term and any extensions thereof, the Premises are or shall be subject to dues or assessments levied by an owners' association involving the Premises and other nearby or contiguous real property, Tenant shall pay, before delinquent and as Additional Rent, all such dues and assessments until the termination of the Term and/or any extension of this Lease. If such dues and assessments related to specific periods of time, Tenant will be responsible for any such dues and assessments due during the Term and any extensions thereof.

SECTION 4:  USE OF PREMISES: SECURITY DEPOSIT
            ---------------------------------

          4.1    USE OF PREMISES.  The Premises shall be used for the purpose(s)
                 ---------------
set forth in Section 1.6 above and for no other purpose whatsoever. Tenant shall not, at any time, use or occupy, or suffer or permit anyone to use or occupy, the Premises, or do or permit anything to be done in the Premises, in any manner that may (a) violate any Certificate of Occupancy for the Premises; (b) cause, or be liable to cause, injury to the Premises or any equipment, facilities or systems therein; (c) constitute a violation of the laws and requirements of any public authority or the requirements of insurance bodies or the rules and regulations of the Premises; (d) impair or tend to impair the character, reputation or appearance of the Premises as a first-class property; and (e) impair or tend to impair the proper and economic maintenance, operation, and repair of the Premises and its equipment, facilities or systems.

          4.2    SIGNAGE.  Tenant may erect any sign permitted by applicable
                 -------
zoning ordinances and other applicable laws or regulations. Tenant shall remove all signs of Tenant upon the expiration or earlier termination of this Lease and immediately repair any damage to the Premises caused by, or resulting from, such removal. Landlord agrees that it will not erect any signs on the Premises other than to advertise the lease or sale of the Premises during the last 90 days of the Lease Term.

          4.3    SECURITY DEPOSIT.  Landlord acknowledges receipt of the sum of
                 ----------------
seventeen thousand eight hundred two dollars ($17,802.00) as set forth in
Section 1.9 above, in cash (the "Security"), representing security for the performance by Tenant of the covenants and obligations hereunder. The Security shall be held by Landlord or Agent, without interest, in favor of Tenant; provided, however, that no trust relationship shall be deemed created thereby and the Security may be commingled with other assets of Landlord. If Tenant defaults in the performance of any of its covenants hereunder, Landlord or Agent may, without notice to Tenant, apply the whole or any part of the Security, to the extent required for the payment of any Rent or other sums due from Tenant hereunder, in addition to any other remedies available to Landlord. In the event Landlord or Agent shall so apply the Security, Tenant shall, upon demand, immediately deposit with Landlord or Agent a sum equal to the amount so used. Tenant's failure to do so shall constitute a default under this Lease. If Tenant fully and faithfully complies with all the covenants hereunder, the Security (or any balance thereof) shall be returned to Tenant within thirty (30) days after the last to occur of (i) the date the Term expires or terminates, (ii) delivery to Landlord of possession of the Premises and (iii) Landlord's or Agent's inspection of the Premises and determination that all obligations of Tenant under this Lease have been fully satisfied. Landlord may deliver the Security to any purchaser of Landlord's interest in the Premises [or any Successor Landlord (defined below), if applicable], and thereupon Landlord and Agent shall be discharged from any further liability with respect to the Security. Each time the Rent is increased, Tenant shall deposit additional funds with Landlord sufficient to increase the Security to an amount which bears the same relationship to the increased rent as the initial Security bore to the initial Rent.

SECTION 5:  CONDITION AND DELIVERY OF PREMISES

          5.l    CONDITION OF PREMISES.  Tenant agrees that Tenant is familiar
                 ---------------------
with the condition of the Premises, and Tenant hereby accepts the Premises on an "AS-IS," "WHERE-IS" basis. Tenant acknowledges that neither Landlord nor Agent nor any representative of Landlord has made any representation as to the condition of the Premises or the suitability of the Premises for Tenant's intended use. Tenant represents and warrants that Tenant has made its own inspection of the Premises and is not relying on any representation of Landlord with respect thereto. Neither Landlord nor Agent shall be obligated to make any repairs, replacements or improvements of any kind or nature to the Premises (whether structural or nonstructural and whether or not involving the roof of the Building the Building's HVAC (defined below) system, the Premises' parking lot, or any other component of the Premises) in connection with, or in consideration of, this Lease, except (a) as set forth in Section 17 and 13.3, and (b) with respectt to any repairs and improvements expressly and specifically described in Exhibit "C" attached hereto ("Work Items"). Landlord agrees to enforce, or cause Agent to enforce, upon Tenant's request, all manufacturer's or contractor's warranties, if any, given in connection with the Work Items.

          5.2    DELAY IN COMMENCEMENT.   Landlord shall not be liable to
                 ---------------------
Tenant if Landlord does not deliver possession of the Premises to Tenant on the Commencement Date. The obligations of Tenant under the Lease shall not thereby be affected, except that the Commencement Date shall be delayed until Landlord delivers possession of the Premises to Tenant, and the Lease Term shall be extended by a period equal to the number of days of delay in delivery of possession of the Premises to Tenant, plus the number of days necessary to end the Lease Term on the last day of a month.

SECTION 6:  SUBORDINATION: NOTICES TO SUPERIOR LESSORS AND MORTGAGEES:
            ----------------------------------------------------------
            ATTORNMENT
            ----------

          6.1    SUBORDINATION OF LEASE.   This Lease, and all rights of Tenant
                 ----------------------
hereunder, are subject and subordinate to all ground leases of the Premises now or hereafter existing and to all mortgages or trust deeds or deeds of trust (all of which are hereafter referred to collectively as "Mortgages"), that may now or hereafter affect or encumber all or any portion of Landlord's interest in the Premises. This subordination shall apply to each and every advance made, or to be made, under such Mortgages; to all renewals, modifications, replacements and extensions of such Mortgages; and to "spreaders" and consolidations of such Mortgages. This Section 6.1 shall be self-operative and no further instrument of subordination shall be required; however, in confirmation of such subordination, Tenant shall from time to time execute, acknowledge and deliver any instrument that Landlord may from time to time reasonably require in order to evidence or confirm such subordination. If Tenant fails to execute, acknowledge or deliver any such instrument within twenty (20) days after request therefor, Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's attorney-in-fact, which appointment is coupled with an interest, to execute and deliver any such instruments for and on behalf of Tenant. Tenant acknowledges that this Lease has been (and, in the future, may be) assigned by Landlord to a Superior Mortgagee (defined below) as additional collateral security for the loans secured by the Superior Mortgage (defined below) held by such Superior Mortgagee. Any ground lease to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Lease," the lessor under a Superior Lease is hereinafter referred to as a "Superior Lessor," and the lessee thereunder, a "Superior Lessee"; and any Mortgage to which this Lease is subject and subordinate is hereinafter referred to as a "Superior Mortgage," and the holder of a Superior Mortgage is hereinafter referred to as a "Superior Mortgagee." Notwithstanding the foregoing, this Lease may be made senior to the lien of any Superior Mortgage, if and only if the Superior Mortgagee thereunder so requests.

          6.2    NOTICE IN THE EVENT OF DEFAULT.  In the event that Landlord
                 ------------------------------
breaches or otherwise fails to timely perform any of its obligations under this Lease, Tenant shall give written notice of such alleged breach or default to Landlord and to each Superior Mortgagee and Superior Lessor whose name and address shall previously have been furnished, in writing, to Tenant, whereupon any or all of Landlord, a Superior Mortgagee or Superior Landlord or may remedy or cure such breach or default within thirty (30) days following the giving of such notice; provided, however, that said thirty (30)-day cure period shall be automatically extended in the event that the breach or default cannot, by its nature, be cured within thirty (30) days and one or more of Landlord, the Superior Mortgagee or the Superior Lessor is diligently proceeding to cure said default.

          6.3    SUCCESSOR LANDLORD.   If any Superior Lessor or Superior
                 ------------------
Mortgagee shall succeed to the rights of Landlord hereunder, then, at the request of such party (hereinafter referred to as "Successor Landlord"), Tenant shall attorn to and recognize each Successor Landlord as Tenant's landlord under this Lease and shall promptly execute and deliver any instrument such Successor Landlord may reasonably request to further evidence such attornment. Tenant hereby acknowledges that in the event of such succession, then from and after the date on which the Successor Landlord acquires Landlord's rights and interest under this Lease (the "Succession Date"), the rights and remedies available to Tenant under this Lease with respect to any obligations of any Successor Landlord shall be limited to the equity interest of the Successor Landlord in the Premises; and the Successor Landlord shall not (a) be liable for any act, omission or default of Landlord or other prior lessor under this Lease if and to the extent that such act, omission or default occurs prior to the Succession Date; (b) except as required under Sections 13.3 and 17 of this Lease, be required to make or complete any tenant improvements or capital improvements, or to repair, restore, rebuild or replace the Premises or any part thereof in the event of damage, casualty or condemnation; (c) except as may be required to satisfy the obligations of Landlord under Section 13.3 and 27 regarding adjustment for payments for the Roof Repair if Tenant properly and timely exercises its option to purchase the Project (pursuant to Section 27) prior to the time Landlord has completed the Roof Replacement, be required to pay any amounts to Tenant that are due and payable, under the express terms of this Lease, prior to the Succession Date. Additionally, from and after the Succession Date, Tenant's obligation to pay Rent (as provided in Sections 2 and 3 hereof) shall not be subject to any abatement, deduction, act-off or counterclaim against the Successor Landlord that arises as a result of, or due to, a default of Landlord or any other lessor that occurs prior to the Succession Date. Moreover, no Successor Landlord shall be bound by any advance payments of Rent made prior to the calendar month in which the Succession Date occurs, nor by any Security that is not actually delivered to, and received by, the Successor Landlord, The Successor Landlord shall, subject to the terms and conditions contained in this Lease, be bound by the terms and conditions of this Lease, including, but not limited to the right of the Tenant to purchase the Project or assign that right, and the right of the Tenant to renew this Lease pursuant to
Section 26 herein.

SECTION 7:  QUIET ENJOYMENT

          Subject to the provisions of this Lease, so long as Tenant pays all of the Rent and performs all of its other obligations hereunder, Tenant shall not be disturbed in its possession of the Premises by Landlord, Agent or any other person lawfully claiming through or under Landlord. This covenant shall be construed as a covenant running with the land of the Premises and is not a personal covenant of Landlord.

SECTION 8:  ASSIGNMENT. SUBLETTING AND MORTGAGING

          8.1    SUBLETTING AND ASSIGNMENT.   Tenant acknowledges that this
                 -------------------------
Lease and the Rent due under this Lease have been agreed to by Landlord in reliance upon Tenant's reputation and creditworthiness and upon the continued operation of the Premises by Tenant. Tenant shall not, without the prior written consent of Landlord, which shall not be unreasonably withheld, (i) transfer, pledge, mortgage or assign its rights under this Lease or any interest hereunder; (ii) permit any assignment of this Lease by voluntary act, operation of law or otherwise; (iii) sublet the Premises or any part thereof; or (iv) permit the use of the Premises by any parties other than Tenant and its affiliates, agents and employees. If Tenant desires to so sublet or assign its right under the Lease, Tenant shall first seek such written consent of Landlord by a written request therefor, setting forth such information as Landlord may deem necessary, which request shall not be less than thirty (30) days, prior to the proposal or desired effective date of such sublet or assignment. Tenant's notice shall include the term of the proposed sublease and shall state the name and address of the proposed assignee or subtenant. Landlord will not unreasonably withhold its consent to Tenant's assignment of the lease or subletting such space to the party identified in Tenant's notice so long as the proposed Tenant meets the requires of Section 8.2 hereof and such assignee or subtenant conducts operations that are compatible with the Premises.

Further, any subletting or assignment shall not release or discharge Tenant of or from any liability or obligation, whether part, present or future, under this Lease, and Tenant shall continue to be fully liable thereunder. The subtenant(s) or assignee(s) shall agree, in a form satisfactory to the Landlord to be obligated for, comply with, and be bound by all of the terms, covenants, conditions, provisions, and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution an executed copy of an agreement, in a form reasonably acceptable to landlord, of compliance executed by each subtenant or assignee. Consent by Landlord to any assignment of this Lease, or to any subletting of the Premises shall not be deemed a waiver of Landlord's rights under this Section as to any subsequent assignment or subletting.

          8.2    PERMITTED TRANSFERS.  A change of control or management to an
                 -------------------
entity that controls, is controlled by, or is under common control with Tenant shall not be deemed a sublet or assignment under this Lease. The consent of the Landlord to a transfer may not be unreasonably withheld if (a) as of the effective date of the proposed sublet or assignment, the successor to Tenant has a reputation, creditworthiness and net worth (computed in accordance with generally accepted accounting principles), at least equal to the reputation, creditworthiness and net worth of Tenant as of the Commencement Date of this Lease, or Tenants (other than LaserMaster Corporation or a related entity) occupying comparable premises in other buildings owned or operated by Landlord in the same metropolitan area as the Premises and (b) proof satisfactory to
                                              ---
Landlord or such net worth and creditworthiness shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. Any such permitted transferee shall execute and deliver to Landlord any an all documentation reasonably required by Landlord in order to evidence assignee's assumption of all obligations of Tenant hereunder.

SECTION 9:  COMPLIANCE WITH LAWS
            --------------------

          If any license or permit is required for the conduct of Tenant's business in the Premises, Tenant, at its expense, shall procure such license prior to the Commencement Date, and shall maintain in good standing and renew such license or permit. Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any governmental or administrative authority with respect to the Premises or the use or occupation thereof. Tenant shall, at Tenant's expense, comply with all laws and requirements of any governmental or administrative authorities that impose any duty on Landlord, Agent or Tenant arising from Tenant's actions regarding its business operations or use of the Premises, and Tenant shall pay all expenses, fines and damages that are imposed upon any or all of Landlord, Agent, any Superior Lessee, Superior Lessor or Superior Mortgagee, by reason or arising out of Tenant's failure to fully and promptly comply with and observe the provisions of this Section.

SECTION 10: INSURANCE
            ---------

          10.1   TENANT ACTIVITIES.  Tenant shall not violate, or permit the
                 -----------------
violation of, any condition imposed by any insurance policy issued in respect of the Premises and shall not do, or permit anything to be done, or keep or permit anything to be kept in the Premises, that would: (a) subject any or all of Landlord, Agent, any Superior Lessor, any Superior Lessee or any Superior Mortgagee to any liability or responsibility for personal injury or death or property damage; (b) result in insurance companies of good standing refusing to insure (or imposing special conditions on insuring) any or all of the Premises or the property therein, in amounts reasonably satisfactory to Landlord; or (c) result in the cancellation of (or the assertion of any defense by the insurer , in whole or in part, to claims under) any policy of insurance with respect to any or all of the Premises or the property therein.

          10.2   INSURANCE TO BE MAINTAINED BY TENANT.  Tenant shall, at its
                 ------------------------------------
sole cost and expense, at all times during the Term (and any extensions thereof) obtain and pay for and maintain in full force and effect the insurance policy or policies described in Exhibit D attached hereto. Certified copies of all
                      ---------
insurance policies required pursuant to this Lease (or certificates thereof, in form and substance acceptable to Landlord), shall be delivered to Landlord not less than ten (10) days prior to the Commencement Date. If Tenant fails to submit such policies or certificates to Landlord within the specified time, or otherwise fails to obtain and maintain insurance coverages in accordance with this Section 10.2, then Landlord, at Landlord's sole option, may, but shall not be obligated to, procure such insurance set forth in Exhibit D, or some portion thereof, on behalf of, and at the expense of, Tenant. Tenant shall reimburse Landlord for such amounts upon demand, it being understood that set forth in Exhibit D, or some portion thereof any such sums for which Tenant is required to reimburse Landlord shall constitute Additional Rent.

SECTION 11: ALTERATIONS
            -----------

          11.1   PROCEDURAL REQUIREMENTS.  Tenant may, from time to time, at its
                 -----------------------
expense, make alterations or improvements in and to the Premises (hereinafter collectively referred to as "Alterations"), provided that Tenant first obtains the written consent of Landlord in each instance. Landlord's consent to Alterations shall not be unreasonably withheld, provided that: (a) the Alterations are non-structural and the structural integrity of the Premises shall not be affected; (b) the Alterations are to the interior of the Premises;
(c) the proper functioning of the mechanical, electrical, heating, ventilating, air-conditioning ("HVAC"), sanitary and other service systems of the Premises shall not be affected and the usage of such systems by Tenant shall not be increased; (d) Tenant shall have appropriate insurance coverage reasonably satisfactory to Landlord regarding the performance and installation of the Alterations; (e) the Alterations shall conform with all other requirements of this Lease; and (f) Tenant shall have provided Landlord with detailed plans (the "Plans") for such Alterations in advance of requesting Landlord's consent. Additionally, after obtaining Landlord's preliminary consent to the Plans, but before proceeding with any Alterations, Tenant shall, at its expense, obtain all necessary governmental permits and certificates for the commencement and prosecution of Alterations and shall submit to Agent, for Landlord's written approval, working drawings, plans and specifications, and all permits for the work to be done and Tenant shall not proceed with such Alterations until it has received said approval. After obtaining Landlord's approval to the Alterations, Tenant shall give Landlord at least twenty 920) days prior written notice of the commencement of any Alterations at the Premises, and Landlord may elect to record and post notices of non-responsibility at the Premises.

          11.2   PERFORMANCE OF  ALTERATIONS.  Tenant shall cause the
                 ---------------------------
Alterations to be performed in compliance with all applicable permits, laws and requirements of public authorities, and with Landlord's reasonable rules and regulations or any other restrictions that Landlord or Agent may impose on the Alterations. Tenant shall cause the Alterations to be diligently performed in a good and workmanlike manner, using new materials and equipment at least equal in quality and class to the standards for the Premises established by Landlord or Agent. Alterations shall be performed by contractors first approved by landlord, and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees shall work in harmony, and not interfere with, Landlord and its agents and contractors (if any). Tenant shall obtain all necessary permits and certificates for final governmental approval of the Alterations and shall provide Landlord with "as built" plans, copies of all construction contracts, governmental permits and certificates and proof of payment for all labor and materials, including, without limitation, copies of paid invoices and final lien waivers.

          11.3   LIEN PROHIBITION.  Tenant shall pay when due all claims for
                 ----------------
labor and material furnished to the Premises in connection with the Alterations. Tenant shall not permit any mechanics or materialmen's liens to attach to the Premises or Tenant's leasehold estate. Tenant, at its expense, shall procure the satisfaction or discharge of record of all such liens and encumbrances within fifteen (15) days after the filing thereof. In the event Tenant has not so performed, Landlord may, at its option, pay and discharge such liens and Tenant shall be responsible to reimburse Landlord, on demand, for all costs and expenses incurred in connection therewith, together with interest thereon at the rate set forth in Section 21.3 below, which expenses shall include reasonable fees of attorneys of Landlord's choosing, and any costs in posting bond to effect discharge or release of the lien as an encumbrance against the Premises. Any sums due from Tenant pursuant to the preceding sentence shall constitute Additional Rent under this Lease.

SECTION 12: LANDLORD'S AND TENANT'S PROPERTY
            --------------------------------

          12.1   LANDLORD'S PROPERTY.  Subject to Section 12.2 below, all
                 -------------------
fixtures, machinery, equipment, improvements and appurtenances attached to, or built into, the Premises at the commencement of, or during the Term, whether or not placed there by or at the expense of Tenant, shall become and remain a part of the Premises; shall be deemed the property of Landlord (the "Landlord's Property"), without compensation or credit to Tenant; and shall not be removed by Tenant unless Landlord requests their removal. Further, any personal property in the Premises on the Commencement Date, movable or otherwise, unless installed and paid for by Tenant, shall be and shall remain the property of Landlord and shall not be removed by Tenant. In no event shall Tenant remove any of the following materials or equipment without Landlord's prior written consent: any power wiring or power panels, lighting or lighting fixtures, wall or window coverings, carpets or other floor coverings, heaters, air conditioners or any other heating or air conditioning equipment, fencing or security gates, or other similar building operating equipment and decorations.

          12.2   TENANT'S PROPERTY.   All movable non-structural partitions,
                 -----------------
business and trade fixtures, machinery and equipment, communications equipment and office equipment, whether or not attached to, or built into, the Premises, which are installed in the Premises by, or for the account of, Tenant without expense to Landlord and that can be removed without structural damage to the Premises, and all furniture, furnishings and other articles of movable personal property owned by Tenant and located in the Premises (collectively, the Tenant's Property") shall be and shall remain the property of Tenant and may be removed by Tenant at any time during the Term, provided Tenant repairs or pays the cost of repairing any damage to the Premises resulting from the installation and/or removal thereof.

          12.3   REMOVAL OF TENANT'S PROPERTY.  At or before the Expiration
                 ----------------------------
Date, or the date of any earlier termination, Tenant, at its expense, shall remove from the Premises all of Tenant's Property (except such items thereof as Landlord shall have expressly permitted, in writing, to remain, which property shall become the property of Landlord), and Tenant shall repair any damage to the Premises resulting from any installation and/or removal of Tenant's Property. Any other items of Tenant's Property that shall remain in the Premises after the Expiration Date, or following an earlier termination date, may, at the option of Landlord, be deemed to have been abandoned, and in such case, such items may be retained by Landlord as its property or be disposed of by Landlord, in Landlord's sole and absolute discretion and without accountability, at Tenant's expense. Notwithstanding the foregoing, if Tenant is in default under the terms of this Lease, it may remove Tenant's Property from the Premises only upon the express written direction of Landlord.

SECTION 13: REPAIRS AND MAINTENANCE

         13.1    TENANT REPAIRS AND MAINTENANCE.  Tenant shall, at its expense,
                 ------------------------------
throughout the Term, maintain and preserve, in first-class condition, the Premises, the fixtures and appurtenances therein. Tenant shall also be responsible for all structural and non-structural repairs and replacements, interior and exterior, ordinary and extraordinary, in and to the Premises and the facilities and systems thereof (including, but not limited to, the roof, the Premises' parking lot, and the electrical, mechanical, HVAC, and plumbing systems). Tenant shall enter into a preventative maintenance and service contract with a reputable service provider for maintenance of the HVAC systems of the Premises. Without limiting the generality of the foregoing, Tenant, at its expense, shall promptly replace or repair all scratched, damaged, or broken doors and glass in and about the Premises and floor coverings in the Premises and repair and maintain all sanitary and electrical fixtures therein; provided, however, that all replacement materials and methods of replacement shall be approved in writing by Landlord prior to installation. Any repairs or replacements required to be made by Tenant to the mechanical, electrical, sanitary, HVAC, or other systems of the Premises shall be performed by appropriately licensed contractors approved by Landlord, which approval shall not be unreasonably withheld. All such repairs or replacements shall be subject to the supervision and control of Landlord or Agent, and all repairs and replacements shall be made with materials of equal or better quality than the items being repaired or replaced.

          13.2   TENANT EQUIPMENT.  Tenant shall not place a load upon any
                 ----------------
floor of the Premises that exceeds either the load per square foot that such floor was designed to carry or that which is allowed by law. Business machines and mechanical equipment belonging to Tenant that cause noise or vibrations that may be transmitted to the structure of the Premises to such a degree as to be objectionable or of concern to Landlord shall, at Tenant's expense, be placed and maintained by Tenant in settings or cork, rubber or spring-type vibration eliminators sufficient to eliminate such noise or vibration.

          13.3   ROOF REPLACEMENT: REIMBURSEMENT OF LANDLORD'S ROOF EXPENSES.
                 -----------------------------------------------------------
Notwithstanding anything to the contrary contained herein, during months 25-36 of the Lease Term, Landlord agrees that it shall cause the roof of the Premises to be replaced (the "Roof Replacement"). To the reimburse Landlord for the cost and expense of replacing the roof, Tenant shall annually pay to landlord (throughout the Lease Term and any extensions thereof), as Additional Rent, the sum of $0.49 per square foot of rentable space in the Premises (which sum has been based upon a fifteen (15) year amortization schedule at an interest rate of 11%, payable in equal monthly installments in addition to and with the Net Base Rent set forth on Exhibit B of this Lease. Tenant acknowledges and agrees that
                  ---------
Landlord's obligation pursuant to this Section 13.3 extends only to replacement of the roof, it being acknowledged and agreed that all responsibility for the maintenance and repair of the roof (both before and after the replacement thereof) remain solely with Tenant, at its sole cost and expense.

SECTION 14: UTILITIES
            ---------

          14.1   PURCHASING UTILITIES.  Tenant shall purchase all utility
                 --------------------
services from the utility or municipality providing such service; shall provide for scavenger, cleaning and extermination services; and shall pay for such services when payments are due. Tenant shall be solely responsible for the repair and maintenance of any meters necessary in connection with such services. Further, upon execution of the Lease, Tenant agrees that it shall deliver to Landlord, the sum of $1367.15, which sum shall be for delinquent utility charges that have accrued prior to the Commencement Date.

          14.2   USE OF ELECTRICAL ENERGY BY TENANT.  Tenant's use of electrical
                 ----------------------------------
energy in the Premises shall not, at any time, exceed the capacity of (i) any of the electrical conductors and equipment in or otherwise servicing the Premises; or (ii) the Premises' heating, ventilating and air-conditioning ("HVAC") systems.

SECTION 15: LANDLORD'S RIGHTS
            -----------------

          15.1   LANDLORD'S RIGHTS OF ACCESS.   Landlord and its authorized
                 ---------------------------
representative shall have the right to enter the Premises (a) upon prior notice to Tenant at all reasonable times to inspect the Premises or the show the Premises to prospective purchasers or tenants, provided any such entry is done in a manner such as to avoid interference with the operations and use of the Premises, and at the request of Tenant occurs in the presence of a representative of Tenant, and (b) in the event of the existence of an Event of Default with respect to Tenant's duty to repair or rebuild the Premises hereunder, to make repairs, alterations, improvements or additions as Landlord may reasonably deem necessary, including those to be performed by Tenant, without the same constituting an eviction of Tenant in whole or in part, and rent shall not abate a result of such entry. In such event, Landlord or its agent shall be allowed to take all materials into and upon the Premises that may be required in connection therewith without any liability to Tenant. Nothing herein shall imply any duty upon the part of Landlord to do any work and shall not be deemed a waiver of Tenant's default in failing to perform it. Landlord may, in case of emergency, enter by master key, or may forcibly enter, without rendering Landlord liable therefor. During the three (3) month period prior to the expiration of the Lease Term, Landlord may place upon the Premises "For Rent" signs and similar notices indicating the availability of the Premises.

          15.2   OTHER LANDLORD RIGHTS.  Landlord and Agent shall have the
                 ---------------------
following rights exercisable, without notice and without liability to Tenant, for damage or injury to persons, property or business and without being deemed an eviction or disturbance of Tenant's use or possession of the Premises or giving rise to any claim for setoff or abatement of Rent: (i) to designate and/or approve, prior to installation, all types of signs ; (ii) to sell or otherwise transfer the Premises and assign and pass through all of Landlord's obligations hereunder to the new owner; (iii) to have pass keys, access cards, or both, to the Premises; and (iv) to decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy at any time after Tenant vacates or abandons the Premises for more than thirty (30) consecutive days or with no intention of reoccupying the Premises.

SECTION 16: NON-LIABILITY AND INDEMNIFICATION

          16.1   NON-LIABILITY.   None of Landlord, Agent, Landlord Affiliates,
                 -------------
any other managing agent, Superior Parties, or their respective affiliates, owners, partners, directors, officers, agents and employees shall be liable to Tenant for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss, unless caused by, or resulting from, the gross negligence of Landlord, Agent or their respective agents, servants or employees in the operation or maintenance of the Premises (subject, however, to the doctrine of comparative negligence in the event of negligence on the part of Tenant or any of its contractors). Further, none of Landlord, Agent, any other managing agent, Superior Parties, or their respective partners, directors, officers, agents and employees shall be liable (a) for any such damage caused by other persons in, upon or about the Premises, or caused by operations in construction of any private, public or quasi-public work; or (b) with respect to matters for which Landlord is liable, for consequential or indirect damages purportedly arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant.

          16.2   TENANT INDEMNIFICATION.  Tenant hereby indemnifies, defends,
                 ----------------------
and holds Landlord and all Landlord Affiliates harmless from and against any and all claims, judgments, liens, causes of action, liabilities, damages, costs, losses and expenses (including, but not limited to reasonable legal, engineering and consulting fees of engineers, attorneys and consultants selected by Landlord) arising from or in connection with (a) the conduct or management of the Premises or any business therein, or any work or Alterations done, or any condition created (other than by Landlord) in or about the Premises during either or both of the Term and the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises, including any and all mechanics and other liens and encumbrances; (b) any act, omission or negligence of Tenant or any of its subtenants or licensees or their partners, directors, officers, agents, employees, invitees or contractors; (c) any accident, injury or damage whatsoever (unless caused by Landlord's gross negligence) occurring in, at or upon the Premises; (d) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease; (e) any breach by Tenant of any of its warranties and representations under this Lease; and (f) any actions necessary to protect Landlord's interest under this Lease in a bankruptcy proceeding or other proceeding under the Bankruptcy Code. In case any action or proceeding is brought against Landlord or any Landlord Affiliate by reason of any such claim, Tenant, upon notice from any or all of Landlord, Agent or any Superior Party, shall resist and defend such action or proceeding by counsel reasonably satisfactory to, or selected by, Landlord or such Superior Lessor or Superior Mortgagee. Tenant's obligations under this Section 16.2 shall survive the termination of this Lease for any reason.

          16.3   FORCE MAJEURE.  The obligations of Tenant hereunder shall not
                 -------------
be affected, impaired or excused, and Landlord shall have no liability whatsoever to Tenant, with respect to any act, event or circumstance arising out of (a) Landlord's failure to fulfill, or delay in fulfilling any of its obligations under this Lease by reason of labor dispute, governmental preemption or property in connection with a public emergency or shortages of fuel, supplies, or labor, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control; or (b) any failure or defect in the supply, quantity or character of utilities furnished to the Premises, or by reason of any requirement, act or omission of any public UTILITY OR OTHERS SERVING THE PREMISES BEYOND LANDLORD'S REASONABLE CONTROL. TENANT SHALL NOT HOLD LANDLORD OR AGENT LIABLE FOR ANY LATENT DEFECT in the Premises, nor shall landlord be liable for injury or damage to person or property caused by fire, or theft, ore resulting from the operation of heating or air conditioning or lighting apparatus, or from falling plaster, or from steam, gas electricity, water, rain, snow, ice or dampness, that may leak or flow from any part of the Premises, or from the pipes, appliances or plumbing work of the same. Tenant agrees that under no circumstances shall Landlord or Agent be liable to Tenant or any third party for any loss of, destruction of, damage to or shortage of any property; including, but not limited to, Tenant's Property.

          16.4   LIMITATION OF LIABILITY.   Notwithstanding anything to the
                 -----------------------
contrary contained in this Lease, the liability of Landlord (and of any Successor Landlord hereunder) to Tenant shall be limited to the fair market value of the Premises as of the date of such default. In addition, Tenant acknowledges that Agent is acting solely in its capacity as agent for Landlord and, shall not be liable for any obligations, liabilities, losses or damages arising out of or in connection with this Lease, all of which are expressly waived by Tenant.

SECTION 17: DAMAGE OR DESTRUCTION
            ---------------------

          17.1   NOTIFICATION.  Tenant shall give prompt notice to Landlord and
                 ------------
Agent of (a) any occurrence in or about the Premises for which Landlord or Agent might be liable, (b) any fire or other casualty in the Premises, (c) any damage to, or defect in, the Premises, for the repair of which Landlord or Agent might be responsible, and (d) any damage to or defect in any part or appurtenance of the Premises' sanitary, electrical. HVAC, elevator or other systems located in or passing through the Premises or any part thereof.

          17.2   REPAIR PROVISIONS.  Subject to the provisions of Section 17.4
                 -----------------
below, if the Premises are damaged by fire or other insured casualty, Landlord shall repair or cause Agent to repair the damage and restore and rebuild the Premises (except for Tenant's Property) with reasonable dispatch after (a) notice to it of the damage or destruction and (b) the collection of the insurance proceeds attributable to such damage, and Tenant shall repair the damage to and restore and repair Tenant's Property, with reasonable dispatch after such damage or destruction. Such work by Tenant shall be deemed Alterations for the purposes of this Lease.

          17.3   RENTAL ABATEMENT.   If (a) the Premises are damaged by fire or
                 ----------------
other casualty thereby causing the Premises to be inaccessible or (b) the Premises are partially damaged by fire or other casualty, the Rent shall be abated during the period after the loss and until such repairs are reasonably complete to the extent that the Premises are not reasonably tenantable by Tenant.

          17.4   TOTAL DESTRUCTION.   If the Premises shall be totally destroyed
                 -----------------
by fire or other casualty, or if the Premises shall be so damaged by fire or other casualty that (in the opinion of a reputable contractor or architect designated by Landlord, or in the event the Landlord does not act in a reasonable period of time, in the opinion of a reputable contractor or architect designated by Tenant) (i) its repair or restoration requires more than ninety
(90) days to complete from and after Landlord receives insurance proceeds attributable to such damage, or (ii) such repair or restoration requires the expenditure of more than thirty percent (30%) of the full insurable value of the Premises immediately prior to the casualty or (iii) the damage is less than the amount stated in (ii) above, but occurs during the last two (2) years of Lease Term, Landlord and Tenant shall each have the option to terminate this Lease within five (5) days after said contractor or architect delivers written notice of its opinion to Landlord and Tenant, but in all events prior to the commencement of any restoration of the Premises by Landlord. In such event, the termination shall be effective as of the date on which the casualty occurs. If
(A) any Superior Party or other party entitled to the insurance proceeds fails to make such proceeds available to Landlord in an amount sufficient for restoration of the Premises, or (B) the issuer of any casualty insurance policies on the Premises fails to make available to Landlord sufficient proceeds for restoration of the Premises, then Landlord may, at Landlord's sole option, terminate this Lease, effective as of the date of such casualty, by giving Tenant written notice to such effect within one hundred eighty (180) days after the date of the casualty. For purposes of this Section 17.4 only, "full insurable value" shall mean replacement cost, less tho cost of footings, foundations and other structures below grade.

          17.5   REPAIR OR RESTORATION.  Subject to the provisions of Section
                 ---------------------
17.4 above, Tenant shall not be entitled to terminate this Lease and no damages, compensation or claim shall be payable by Landlord for purported inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises pursuant to this Section. Landlord or Agent shall use its diligent, good faith efforts to make such repair or restoration promptly and in such manner as not to unreasonably interfere with Tenant's use and occupancy of the Premises, but Landlord or Agent shall not be required to do such repair or restoration work except during normal business hours of business days.

          17.6   LIABILITY OF TENANT.  Notwithstanding any of the foregoing
                 -------------------
provisions of this Section, if by reason of any act or omission on the part of Tenant or any of its subtenants or its or their partners, directors, officers, servants, employees, agents or contractors, Landlord, any Superior Party, or other appropriate party shall be unable to collect all of the insurance proceeds (including, without limitation, rent insurance proceeds) applicable to damage or destruction of the Premises by fire or other casualty (the "Insurance Proceeds"), then, without prejudice to any other remedies that may be available against Tenant, there shall be no abatement or reduction of the Rent notwithstanding lack of usability. Further, and to the extent that, as a result of or due to or because of any act or omission by any or all of Tenant, its agents, employees, invitees and representatives, Landlord, any Superior Party or any other appropriate party is unable to collect all of the Insurance Proceeds, then Tenant shall be liable to Landlord for the payment of an amount equal to that portion of the Insurance Proceeds that Landlord, any Superior Party or any other appropriate party is unable to collect.

SECTION 18: EMINENT DOMAIN
            --------------

          18.1   TOTAL CONDEMNATION.   If, in Landlord's opinion, the whole of
                 ------------------
the Premises, or if any part of the Premises that materially affects Tenant's use and occupancy of the Premises, shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose, this Lease and the term and estate hereby granted shall terminate as of the date of vesting of title on such taking (herein called "Date of the Taking"), and the Rent shall be prorated and adjusted as of such date.

          18.2   AWARD.  Landlord shall be entitled to receive the entire award
                 -----
or payment in connection with any taking; provided, however, Tenant shall have the right to separately pursue, against the condemning authority, an award in respect of the loss, if any, to leasehold improvements or other interest of Tenant in the Premises paid for by Tenant, without any credit or allowance from Landlord and further provided that such separate award does not diminish or interfere with Landlord's pursuit of its own award.

          18.3   COMPENSATION TO TENANT FOR TEMPORARY USE.  If the temporary
                 ----------------------------------------
use or occupancy of all or any part of the Premises shall be taken by condemnation or in any other manner for any public or quasi-public use or purpose during the Term, Tenant shall be entitled, except as hereinafter set forth, to receive that portion of the award or payment for such taking which represents compensation for the use and occupancy of the Premises, for the taking of Tenant's Property and for moving expenses, and Landlord shall be entitled to receive that portion that represents reimbursement for the cost of restoration of the Premises. This Lease shall be and remain unaffected by such taking, and Tenant shall continue to be responsible for all of its obligations hereunder insofar as such obligations are not affected by such taking and shall continue to pay, in full, the Rent when due. If the period of temporary use or occupancy shall extend beyond the Expiration Date, that part of the award that represents compensation for the use and occupancy of the Premises (or a part thereof) shall be prorated between Landlord and Tenant so that Tenant shall receive so much thereof as represents the period up to and including such Expiration Date and Landlord shall receive so much thereof as represents the period after such Expiration Date. All monies paid as, or as part of, an award for temporary use and occupancy for a period beyond the date to which the Rent have been paid shall be received, held and applied by Landlord as a trust fund for payment of the Rent becoming due.

          18.4   PARTIAL  OR TEMPORARY TAKING.  Subject to the rights of any
                 ----------------------------
Superior Mortgagee or Superior Lessor, and other parties having rights to condemnation proceeds, in the event of any taking of less than the whole of the Premises, which taking does not result in termination of this Lease, or in the event of a taking for a temporary use or occupancy of all or any part of the Premises, or other partial taking of the Premises, that does not result in a termination of this Lease: (a) Landlord, at its expense, and provided that a condemnation award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair the remaining parts of the Premises (other than those parts of the Premises that are Tenant's Property) to substantially their former condition, to the extent that the same is feasible (subject to those changes which Landlord reasonably deems desirable, and to building and other governmental codes and regulations) and so as to constitute a complete and tenantable Premises, and (b) Tenant, at its expense, and whether or not any award or awards shall be sufficient for the purpose, shall proceed with reasonable diligence to repair Tenant's Property, to substantially its former condition, to the extent feasible, subject to such reasonable changes as Landlord and Tenant shall agree upon, in writing. Such work by Tenant shall be deemed Alterations. Furthermore, in the event of a partial taking of the Premises that does not result in a termination of this Lease, the Base Rent due hereunder shall be reduced in a proportionate amount, based upon the proportion that the area that has been taken bears to the total area of the Premises. Such reduction shall be effective from the date on which the partial taking occurs until the date, if any, on which the partial taking terminates and the Premises have been restored in accordance with the terms of this Lease.

SECTION 19: SURRENDER AND HOLDOVER
            ----------------------

          On the last day of the Term, or upon any earlier termination of this lease, or upon any re-entry by Landlord upon the Premises, (a) Tenant shall quit and surrender the Premises to Landlord "broom-clean" and in good order, condition and repair, except for ordinary wear and tear and such damage or destruction as Landlord is required to repair or restore under this Lease, and
(b) Tenant shall remove all of Tenant~s Property therefrom, except as otherwise expressly provided in this Lease. The obligations imposed under the preceding sentence shall survive the termination or expiration of this Lease. If Tenant remains in possession after the Expiration Date hereof or after any earlier termination date of this Lease or of Tenant's right to possession: (a) Tenant shall be deemed a tenant-at-will; (b) Tenant shall pay one hundred fifty percent (150%) of the Rent last prevailing hereunder, and also shall pay all direct damages sustained by Landlord, by reason of such remaining in possession after the expiration or termination of this Lease; (c) there shall be no renewal or extension of this Lease by operation of law; and (d) the tenancy-at-will may be terminated upon thirty (30) days' notice from Landlord; or, at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one (1) year on the same terms and conditions as provided in this Lease. The provisions of this Section 19 shall not constitute a waiver by Landlord of any re-entry rights of Landlord provided hereunder or by law.

SECTION 20: EVENTS OF DEFAULT
            -----------------

          20.1   BANKRUPTCY OF  TENANT.   It shall be a default by Tenant under
                 ---------------------
this Lease if Tenant makes an assignment for the benefit of creditors, or files a voluntary petition under any state or federal bankruptcy or insolvency law, or an involuntary petition alleging an act of bankruptcy or insolvency is filed against Tenant under any state or federal bankruptcy or insolvency law, or whenever a petition is filed by or against Tenant under the reorganization provisions of the United States Bankruptcy Code or under the provisions of any law or like import, and not dismissed or set aside within 20 days thereafter, or whenever a petition shall be filed by Tenant under the arrangement provisions of the United States Bankruptcy Code or similar law, or whenever a receiver of Tenant, or of, or for, the property of Tenant shall be appointed, or Tenant admits it is insolvent or is not able to pay its debts as they mature.

          20.2   DEFAULT PROVISIONS.   Each of the following shall constitute
                 ------------------
a default by Tenant under this Lease: (a) if Tenant fails to pay Rent or any other payment when due hereunder; or (b) if Tenant fails, whether by action or inaction, to timely comply with, or satisfy, any or all of the obligations imposed on Tenant under this Lease for a period of thirty (30) days after Landlord's delivery to Tenant of written notice of such default under this subsection 20.2(b); provided, however, that if the default cannot, by its nature, be cured within such thirty (30) day period, but Tenant commences and diligently pursues a cure of such default promptly within the initial thirty
(30) day cure period, then Landlord shall not exercise its remedies under
Section 21 unless such default remains uncured for more than sixty (60) days after Landlord's initial delivery to Tenant of notice of such default.

SECTION 21: REMEDIES
            --------

          21.1   LANDLORD'S CURE RIGHTS UPON DEFAULT OF TENANT.   If Tenant
                 ---------------------------------------------
defaults in the performance of any of its obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) perform the same for the account, and at the expense of, Tenant, upon compliance with any notice requirements and cure periods set forth in Subsection 20.2.

          21.2   LANDLORD'S REMEDIES.   In the event of any default by Tenant
                 -------------------
under this Lease, Landlord, at its option, and after the proper notice and cure period, if any, as provided in Section 20.2 has expired, without further notice or demand to Tenant, may, in addition to all other rights and remedies provided in this Lease, or otherwise at law or in equity; (a) terminate this Lease and Tenant's right of possession of the Premises, and recover all damages to which Landlord is entitled under law, specifically including, without limitation, accelerated Rent attributable to the balance of the Term, and all Landlord's expenses of reletting the Premises (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), or
(b) or terminate Tenant's right of possession of the Premises without terminating this Lease; provided, however, that Landlord shall use its reasonable efforts, whether Landlord elects to proceed under Subsections (a) or
(b) above, to relet the Premises, or any part thereof for the account of Tenant, for such rent and term and upon such terms and conditions as are acceptable to Landlord. If Landlord shall elect to pursue its rights and remedies under Subsection (b), then Landlord shall at any time have the further right and remedy to rescind such election and pursue its rights and remedies under Subsection (a), including but not limited to such time as Landlord has obtained a tenant to relet the Premises, which, in Landlord's reasonable judgment, is a suitable tenant. For purposes of such reletting, Landlord is authorized to decorate, repair, alter and improve the Premises to the extent deemed necessary by Landlord, in its sole and absolute discretion. If Landlord fails to relet the Premises or if the Premises are relet and a sufficient sum is not realized therefrom, after payment of all Landlord's expenses of reletting (including repairs, alterations, improvements, additions, decorations, legal fees and brokerage commissions), to satisfy the payment, when due, of Rent reserved under this Lease for any monthly period, then Tenant shall pay to Landlord a sum equal to the accelerated amount of Rent due under this Lease attributable to the balance of the Term, or if the Premises have been relet, Tenant shall pay any such deficiency monthly. Tenant agrees that Landlord may file suit to recover any sums due to Landlord hereunder from time to time and that such suit or recovery of any amount due Landlord hereunder shall not be any defense to any subsequent action brought for any amount not theretofore reduced to judgment in favor of Landlord. In the event Landlord elects, pursuant to Subsection (b) of this Section 21.2, to terminate Tenant's right of possession only, without terminating this Lease, Landlord may, at Landlord's option, enter into the Premises, remove Tenant's Property, Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Section 19 hereof; provided, however, that such entry and possession shall not terminate this Lease or release Tenant, in whole or in part, from Tenant's obligation to pay the Rent reserved hereunder for the full Term, or from any other obligation of Tenant under this Lease. Any and all property that may be removed from the Premises by Landlord pursuant to the authority of the Lease or of law, to which Tenant is or may be entitled, may be handled, removed or stored by Landlord at the risk, cost and expense of Tenant, and in no event or circumstance shall Landlord be responsible for the value, preservation or safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control. Any such property of Tenant not retaken from storage by Tenant within thirty (30) days after the end of the Term however terminated, shall be conclusively presumed to have been conveyed by Tenant to Landlord under this Lease as in a bill of sale, without further payment or credit by Landlord to Tenant. Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the Premises and relet the same under order of court.

          21.3   ADDITIONAL RIGHTS OF LANDLORD.   Any and all costs, expenses
                 ------------------------------
and disbursements, of any kind or nature, incurred by Landlord or Agent in connection with the enforcement of any and all of the terms and provisions of this Lease, including reasonable attorneys' fees (through all appellate proceedings), shall be due and payable (as Additional Rent) upon Landlord's submission of an invoice therefor. All sums advanced by Landlord or Agent on account of Tenant under this Section, or pursuant to any other provision of this Lease, and all Rent, if delinquent or not paid by Tenant and received by Landlord when due hereunder, shall bear-interest at the rate of five percent (5%) per annum above the "prime" or "reference" or "base" rate of interest publicly announced as such, from time to time, by The First National Bank of Chicago, from the due date thereof until paid, and such interest shall be and constitute Additional Rent and be due and payable upon Landlord's or Agent's submission of an invoice therefor. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the Expiration Date, nor limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder by Tenant. The various rights, remedies and elections of Landlord reserved, expressed or contained herein are cumulative and no one of them shall be deemed to be exclusive of the others or of such other rights, remedies, options or elections as are now or may hereafter be conferred upon Landlord by law. Landlord is hereby granted a valid security interest to secure payment of all Rent becoming due hereunder and to secure payment of any loss or damage due to any default by Tenant hereunder upon all of Tenant's Property and any other personal property of Tenant that may now or hereafter be installed or placed in the Premises and upon Landlord's request, Tenant shall provide such UCC statements as Landlord may require.

          21.4   EVENT OF BANKRUPTCY.   In addition to, and in no way limiting
                 -------------------
the other remedies set forth herein, Landlord and Tenant agree that if Tenant ever becomes the subject of a voluntary or involuntary bankruptcy, reorganization, composition, or other similar type proceeding under the federal bankruptcy laws, as now enacted or hereinafter amended, then:

               (a) "Adequate assurance of future performance" by Tenant and/or any assignee of Tenant pursuant to Bankruptcy Code Section 365 will include (but not be limited to) payment of an additional/new security deposit in the amount of three (3) times the ten- current Rent payable hereunder.

               (b) Any person or entity to which this Lease is assigned pursuant to the provisions of the bankruptcy Code, shall be deemed, without further act or deed, to have assumed all of the obligations of Tenant arising under this Lease on and after the effective date of such assignment. Any such assignee shall, upon demand by Landlord, execute and deliver to Landlord an instrument confirming such assumption of Liability.

               (c) Notwithstanding anything in this Lease to the contrary, all amounts payable by Tenant to or on behalf of Landlord under this Lease, whether or not expressly denominated as "Rent", shall constitute "rent" for the purposes of Section 502(b)(6) of the Bankruptcy Code.

               (d) If this Lease is assigned to any person or entity pursuant to the provision of the Bankruptcy Code, any and all monies or other considerations payable or otherwise to be delivered to Landlord or Agent (including Rent and other amounts hereunder), shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the bankruptcy estate of Tenant. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord or Agent shall be held in trust by Tenant or Tenant's bankruptcy estate for the benefit of Landlord and shall be promptly paid to or turned over to Landlord.

SECTION 22: BROKER
            ------

          Tenant covenants, warrants and represents that the broker set forth in
Section 1.8(A) was the only broker to represent Tenant in the negotiation of this Lease ("Tenant's Broker"). Landlord covenants, warrants and represents that the broker set forth in Section 1.8(B) was the only broker to represent Landlord in the negotiation of this Lease ("Landlord Broker"). Landlord shall be solely responsible for paying the commissions of Landlord's Broker. Each party agrees to and hereby does defend, indemnify and hold the other harmless against and from any brokerage commissions or finder's fees or claims therefor by a party (other than Tenant's Broker and Landlord's Broker) claiming to have dealt with the indemnifying party and all costs, expenses and liabilities in connection therewith, including, without limitation, reasonable attorneys' fees and expenses, for any breach of the foregoing. The foregoing indemnification shall survive the termination of this Lease for any reason.

SECTION 23: ESTOPPEL CERTIFICATES
            ---------------------

          Tenant shall, from time to time and within ten (10) days after any request by Landlord, execute and deliver to Landlord (and to any existing or prospective mortgage lender, ground lessor, or purchaser designated by Landlord), a statement: (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications); (ii) certifying the dates to which the Rent has been paid; (iii) stating whether Landlord is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default; (iv) stating whether any event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default, and, if so, specifying each such event; and (v) stating whether any rights of Tenant (e.g. options) have been waived. Any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom Landlord may be dealing, regardless of independent investigation. Tenant also shall include in any such statements such other information concerning this Lease as Landlord or Agent may reasonably request including, but not limited to, the amount of Rent under this Lease, and whether Landlord has completed all (if any) improvements to the Premises required under this Lease.

SECTION 24: HAZARDOUS SUBSTANCES
            --------------------

          24.1   DEFINITIONS.   For purposes of this Section 24, "Hazardous
                 -----------
Substance" means any matter regulated under the Resources Conservation Recovery Act ("RCRA"), 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental
                                     -- ---
Response, Compensation and Liability Act ("CERCLA"), 52 U.S.C. Section  9601 et
                                                                             --
seq., applicable state or local law, or any substance or matter giving rise to
---
liability under common law theory based on nuisance or strict liability (the foregoing laws being referred to herein as "Environmental Laws"). Tenant shall not bring into or knowingly permit the existence of any Hazardous Substance on the Project (as defined in Section 27 herein) other than as permitted by applicable Environmental Laws. If Tenant discovers the presence of any Hazardous Substance on or in the Project (as defined in Section 27 herein) which is in violation of any Environmental Laws, Tenant shall promptly give Landlord notice thereof. If, during Tenant's occupancy, or at any time throughout the Lease Term, the existence of a Hazardous Substance is discovered, (a) Tenant shall remove such Hazardous Substance and dispose of it as required by any and all applicable Environmental Laws, or (b) Landlord, if it is advised to remove such Hazardous Substance itself to protect or minimize against any liability to Landlord as a result of the presence of any Hazardous Substance by no less than ten (10) days' notice to Tenant, may elect to remove any Hazardous Substance and dispose of it as required by any Environmental Laws, in which case Tenant shall pay the entire cost of such disposal within twenty (20) days after receipt of a statement for such cost by Landlord, such amount to be treated as Additional Rent. If any governmental authority and/or any other regulatory agency having authority or jurisdiction over the Premises ("Governmental Authority"), shall require any remedial action or other response with respect to the Project as the result of any Hazardous Substance brought into or permitted by Tenant on or in the Premises, Tenant shall notify Landlord of such action or response and shall, with the prior written approval of Landlord, be responsible for satisfying the requirements of the applicable Governmental Authority.

          24.2   TENANT INDEMNITY. Tenant hereby indemnifies, defends, protects
                 ----------------
and holds Landlord, its partners, and the officers and directors of such partners, harmless from any and all claims, causes of action, damages, penalties, costs and expenses (including attorneys' fees, consultant fees and related expenses) which may be asserted against or incurred by Landlord, at any time and from time to time, resulting from the failure by Tenant to fulfill its obligations under Section 24 hereof. Tenant's duty to indemnify, defend, protect and hold harmless includes, but is not limited to, proceedings or actions commenced by any Governmental Authority.

          24.3   SURVIVAL.   The foregoing covenants and indemnifications shall
                 --------
be deemed continuing covenants and indemnifications for the benefit of Landlord, Tenant and their respective successors and assigns and shall survive the expiration of the Lease Term or earlier termination of this Lease.

SECTION 25: MISCELLANEOUS

          25.1   MERGER.    All prior understandings and agreements between the
                 ------
parties are merged in this Lease, which alone fully and completely expresses the agreement of the parties. No agreement shall be effective to modify this Lease, in whole or in part, unless such agreement is in writing, and is signed by the party against whom enforcement of said change or modification is sought.

          25.2   NOTICES.  Any notice required to be given by either party
                 -------
pursuant to this Lease, shall be in writing and shall be deemed to have been properly given, rendered or made only if personally delivered or if sent by Federal Express or other comparable commercial overnight delivery service, addressed to the other party at the addresses set forth below (or to such other address as Landlord or Tenant may designate to each other from time to time by written notice), and shall be deemed to have been given, rendered or made on the day so delivered or on the first business day after having been deposited with the courier service:

If to Landlord:                First Industrial, L.P.
                               150 North Wacker Drive, Suite 150
                               Chicago, Illinois 60606
                               Attn: Michael W. Brennan

With copies to:                First Industrial, L.P.
                               7615 Golden Triangle Drive. Suite N
                               Eden Prairie, MN  55344
                               Attn:  Duane Lund

                               Barack, Ferrazzano, Kirschbaum & Perlman
                               333 West Wacker Drive
                               Suite 2700
                               Chicago, Illinois  60606
                               Attn: Howard Nagelberg and Suzanne Bessette-Smith

If to Tenant:                  LaserMaster Corporation
                               6900 Shady Oak Road
                               Eden Prairie, MN 55344
                               Attn: Melvin Masters

          25.3   NON-WAIVER.  The failure of either party to insist, in any one
                 ----------
or more instances, upon the strict performance of any one or more of the obligations of this Lease, or to exercise any election herein contained, shall not be construed as a waiver or relinquishment for the future of the performance of such one or more obligations of this Lease or of the right to exercise such election, but the Lease shall continue and remain in full force and effect with respect to any subsequent breach, act or omission. The receipt and acceptance by Landlord or Agent of Rent with knowledge of breach by Tenant of any obligation of this Lease shall not be deemed a waiver of such breach.

          25.4   LEGAL COSTS.  Any party in breach or default under this Lease
                 -----------
(the "Defaulting Party") shall reimburse the other party (the "Nondefaulting Party") upon demand for any costs or expenses that the Nondefaulting Party incurs in connection with the breach or default, regardless whether suit is commenced or judgment entered. Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Furthermore, in the event of litigation, the court in such action shall award to the party in whose favor a judgment is entered, a reasonable sum as attorneys' fees and costs, which sum shall be paid by the losing party. Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection with Tenant's request for Landlord's consent under provisions of this Lease governing assignment and subletting, or in connection with any other act which Tenant proposes to do and which requires Landlord's consent.

          25.5   PARTIES BOUND.   Except as otherwise expressly provided for
                 -------------
in this Lease, this Lease shall be binding upon, and inure to the benefit of, the successors and assignees of the parties hereto. Tenant hereby releases Landlord named herein from any obligations of Landlord for any period subsequent to the conveyance and transfer of Landlord's ownership interest in the Premises. In the event of such conveyance and transfer, Landlord's obligations shall thereafter be binding upon each transferee (whether Successor Landlord or otherwise). No obligation of Landlord shall arise under this Lease until the instrument is signed by, and delivered to, both Landlord and Tenant.

          25.6   RECORDATION OF LEASE.   Tenant shall not record or file this
                 --------------------
Lease (or any memorandum hereof) in the public records of any county or state.

          25.7   SURVIVAL OF OBLIGATIONS.  Upon the expiration or other
                 -----------------------
termination of this Lease, neither party shall have any further obligation or liability to the other except as otherwise expressly provided in this Lease and except for such obligations as, by their nature or under the circumstances, can only be, or by the provisions of this Lease, may be performed after such expiration or other termination. Tho provisions of Sections 2, 3, 12, 16, 19, 22, and 24 shall survive any termination of this Lease.

          25.8   GOVERNING LAW; CONSTRUCTION. This Lease shall be governed by
                 ---------------------------
and construed in accordance with the laws of the state in which the Premises are located. If any provision of this Lease shall be invalid or unenforceable, the remainder of this Lease shall not be affected but shall be enforced to the extent permitted by law. The captions, headings and titles in this Lease are solely for convenience of reference and shall not affect its interpretation. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Each covenant, agreement, obligation, or other provision of this Lease to be performed by Tenant, shall be construed as a separate and independent covenant of Tenant, not dependent on any other provision of this Lease. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

          25.9   TIME.  Time is of the essence of this Lease. If the time for
                 ----
performance hereunder falls on a Saturday, Sunday or a day that is recognized as a holiday in the state in which the Premises are located, then such time shall be deemed extended to the next day that is not a Saturday, Sunday or holiday in said state.

          25.10  AUTHORITY OF TENANT.    If Tenant is a corporation,
                 -------------------
partnership, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified~ed resolutions of Tenant's directors or other governing person or body (i) authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and (ii) certifying the authority of the party executing the Lease as having been duly authorized to do so.

          25.11  JOINT AND SEVERAL LIABILITY.   All parties signing this
                 ---------------------------
Lease as Tenant shall be jointly and severally liable for all obligations of Tenant hereunder.

          25.12  COUNTERPART EXECUTION.  This Lease may be executed in
                 ---------------------
counterpart and, when all counterpart documents are executed, the counterparts shall constitute a single binding instrument.

          25.13  RIDERS.   All Riders and Exhibits attached hereto and executed
                 ------
(or initialed) both by Landlord and Tenant shall be deemed to be a part hereof and hereby incorporated herein.

          25.14  WAIVER OF TRIAL BY JURY.  THE LANDLORD AND THE TENANT, TO THE
                 -----------------------
FULLEST EXTENT THAT THEY MAY LAWFULLY DO SO, HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY COURT ACTION BROUGHT BY ANY PARTY TO THIS LEASE WITH RESPECT TO THIS LEASE, THE PREMISES, OR ANY OTHER MATTER RELATED TO THIS LEASE OR THE PREMISES.

SECTION 26: OPTION TO RENEW
            ---------------

          The Lease Term may be extended once, at the option of Tenant, for the period up to and including December 31, 2010 (the "Extended Term"), upon the following terms and conditions:

          (a) Such option to extend shall be exercised, if at all, by Tenant's delivery of written notice to Landlord (an "Extension Notice") on or before, but not later than, the date that is ninety (90) days prior to the Expiration Date.

          (b) The Extended Term shall be on the same terms, covenants and conditions of this Lease and Tenant shall continue to pay Net Base Rent and Additional Rent, as such terms are defined in this Lease. Tenant shall not be permitted to extend this Lease beyond the Extended Term. In the event that this Lease is terminated during the original Term, for any reason whatsoever, Tenant shall have no further rights with respect to this Section 26 and the Extended Term.

          (c) It shall be a condition of Tenant's right to exercise Tenant's option to extend the Term of this Lease that, at the time that Tenant delivers an Extension Notice and upon the commencement of the Extended Term, Tenant is not in default under (nor has any event occurred which, with the passage of time or the giving of notice, or both, shall constitute a default under) any terms, covenants or conditions of this Lease.

          (d) In the event Tenant timely and properly exercises Tenant's option under this Section 26, then within thirty (30) days of Landlord's request, Tenant shall execute and deliver to Landlord a Lease amendment in form and substance satisfactory to Landlord confirming the applicable Net Base Rent during the Extended Term and setting forth the applicable commencement and expiration dates of the Extended Term within (30) days after such request.

SECTION 27: PURCHASE OPTION
            ---------------

          27.1   OPTION.  Landlord hereby irrevocably, absolutely and
                 ------
unconditionally grants, conveys and transfers unto Tenant the exclusive right, option and privilege (the "Option"), which Option shall expire on the Option Deadline, to purchase the land, buildings, structures, improvements commonly known as 6900 Shady Oak Road, Eden Prairie, Minnesota, and more particularly described on Exhibit F attached hereto (collectively, the "project") from
             ---------
Seller, upon the terms and conditions hereinafter set forth in this Section 27.

          27.2   EXERCISE OF OPTION.   The Option may only be exercised, if at
                 ------------------
all, by Tenant, if on or before the last day of the sixtieth (60th) month of the Lease Term (the "Option Deadline"), Tenant notifies Landlord in writing of its election to exercise the Option (the "Option Notice"). In the event Tenant fails to properly exercise the Option, as above provided, the Option shall thereupon immediately, automatically and irrevocably terminate. If Tenant delivers an Option Notice, but then fails to consummate its acquisition of the Project for any reason other than a default by Landlord under this Section 27 or the occurrence of any materially adverse change affecting the Project after the delivery of the Option Notice and prior to Closing, then Tenant shall automatically be deemed to have irrevocably and unconditionally waived the Option.

          27.3   CLOSING.  The consummation of the purchase and sale of the
                 -------
Project pursuant to the Option in accordance with this Section 27 (the "Closing") shall be held and occur on a date no later than thirty (30) days from the date of the Option Notice, or at such earlier time as may be mutably agreed upon by Landlord and Tenant in writing (the "Closing Date"). The Closing shall take place at the offices of Tenant's counsel in Minneapolis, Minnesota, or at such other location mutually agreed to by Landlord and Tenant in writing.

          27.4   OPTION PRICE.  If Tenant timely delivers the Option Notice on
                 ------------
or before the Option Deadline, at Closing, Tenant shall pay to Landlord the amount of Two Million Three Hundred Thousand and No/100 Dollars ($2,300,000.00), together with any Net Base Rent and Additional Rent due and unpaid as of the Closing Date, in immediately available funds (the "Option Price").

          27.5   LEASE TERMINATION FEE.  In the event that Tenant delivers the
                 ---------------------
Option Notice on or before the last day of the thrity-six (36th) month of the Lease Term, contemporaneous with Closing, Tenant shall terminate this Lease by paying to Landlord, in immediately available funds, a termination fee in the aggregate amount of Three Hundred Thousand and No/100 Dollars ($300,000.00), plus an amount equal to that portion of the total cost of the Roof Replacement that, as of the Closing Date (based on a fifteen (15) year amortization schedule at an interest rate of 11%), has not been paid to Seller as reimbursement pursuant to Section 13.3 herein (the "36 Month Termination Fee"), which amounts shall be paid to Landlord in addition to the Option Price due Landlord at Closing. In the event that Tenant delivers the Option Notice after the commencement of the thirty-seventh (37th) month of the Lease Term, but before the Option Deadline, contemporaneous with Closing, Tenant shall terminate this Lease by paying to Landlord, in immediately available funds, a termination fee in the aggregate amount of Five Hundred and Ten Thousand No/100 Dollars ($510,000.00), plus an amount equal to that portion of the total cost of the Roof Replacement that, as of the Closing Date (based on a fifteen (15) year amortization schedule at an interest rate of 11%), has not been paid to Seller as reimbursement pursuant to Section 13.3 herein (the "Post 36 Month Termination Fee"), which amounts shall be paid to Landlord in addition to the Option Price also due Landlord at Closing. Upon payment of the 36 Month Terminating Fee or the Post 36 Month Termination Fee, as the case may be, and provided that the Closing occurs, this Lease, and the obligations of Landlord and Tenant hereunder, shall terminate and be of no further force and effect except for those obligations, if any, which pursuant to this Lease expressly survive termination of this Lease. If Landlord has not commenced replacement of the roof pursuant to Section 13.3 at the time the Option Notice is delivered, Landlord shall be obligated to either, at the election of Landlord, (i) return all funds to Tenant paid pursuant to Section 13.3 for the Roof Replacement, and not recover the unpaid amortized cost of the Roof Replacement from Tenant at Closing, or (ii) commence replacement of the roof within 60 days of the Option Notice and diligently work toward completion thereof. At Closing, Landlord shall execute and deliver to Tenant such documents as Tenant may reasonably request to evidence such termination.

          27.6   PRORATIONS AND CLOSING COSTS.  At Closing, Landlord shall pay
                 ----------------------------
all applicable recording fees and state deed and transfer taxes on the deed described in this Section 27. Landlord and Tenant shall share equally any closing fee imposed by a title company to administer the Closing. All taxes, rents, assessments, charges and other costs shall be prorated and adjusted between Landlord and Tenant at Closing according to customary and ordinary business practices for a transaction of this nature.

          27.7   DOCUMENTS TO BE DELIVERED AT CLOSING.  Provided Tenant shall
                 ------------------------------------
have timely exercised the Option as provided in Section 27.2 herein, and provided Tenant pays the applicable termination fees as set forth in Section
27.5 herein. Landlord shall, at Clsoing, execute and deliver (or cause the same to be executed and delivered) to Tenant the following documents:

          (a) A Limited Warranty Deed executed by Landlord conveying fee simple title to the Project to Tenant, subject only to those matters affecting title to the Project which (i) existed on Commencement Date, or (ii) were created by Tenant, or (iii) were created by Landlord with the express consent of Tenant, which consent shall not be unreasonably withheld or delayed.

          (b) An Affidavit of Landlord certifying that (i) to Landlord's knowledge, on the Date of Closing there are no parties in possession of the Project; (ii) that there are no outstanding, unsatisfied judgments, tax liens or bankruptcies against or involving Landlord; (iii) that there has been no skill, labor or material furnished to the Project at Landlord's insistence for which mechanic's liens could be filed; (iv) that, to Landlord's knowledge, there are no unrecorded interests in the Project of any kind except the Lease; and (v) that Landlord, under the penalty of perjury, is not for federal income tax purposes, a nonresident alien, or a foreign corporation, trust or estate.

          (c) An Assignment, executed by Landlord, to Tenant of all right, title and interest of Landlord and its agents in and to the intangible personal property, if any (including, but not limited to, any governmental approvals.).

          (d)    Keys to all locks located in the Project.

          (e) An Affidavit of Title (without warranty of title) and an ALTA Statement, each executed by Landlord and in form and substance acceptable to Tenant's title company and to Tenant.

          (f) Any certificates or undertakings required in order to induce Tenant's title company to insure over any "gap" period resulting from any delay in recording of documents or later-dating the title insurance file.

          (g) A closing statement confirming to the prorations and other relevant provisions of this Lease.

          (h) An Entity Transfer Certification confirming that Landlord is a "United States Person" within the meaning of Section 1445 of the Internal Revenue Code of 1986, as amended.

          (i) Landlord's affidavit confirming that the sale of the Project to Tenant hereunder is not subject to, and does not subject Tenant to, liability for income tax, retail sales tax or bulk sales obligations under applicable State law.

SECTION 29: LEASE CONTINGENCY
            -----------------

     Landlord's performance under this Lease is expressly made subject to and conditioned upon Landlord's ability to consummate the purchase of the Project from The Prudential Insurance Company of America ("Prudential") no later than
May I, 1997 (the "Lease Contingency Date").   In the event that Landlord is
unable to consummate the closing of the acquisition of the Project from Prudential on or before the Lease Contingency Date, this Lease shall automatically be deemed terminated and this Lease shall become null and void without further action of either party, and neither Landlord nor Tenant shall have any rights or duties under the Lease, except as specifically provided under the Lease.

IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Lease as of the day and year first above written.

          LANDLORD:                First Industrial,L.P.,
                                   a Delaware limited partnership,

                    By:            First Industrial Realty Trust, Inc.
                                   a Maryland corporation, its general partner

                    By:            _____________________________________
                                   Its:  Senior Regional Director

          TENANT:                  LaserMaster Corporation,
                                   a Minnesota corporation

                    By:            _____________________________________
                                   Its:  Chief Executive Officer

                                LEASE EXHIBIT A

                                   PREMISES
                                   --------

Approximately 49,190 rentable square feet (16,540 square feet of office and 32,650 square feet of warehouse) in the Building located at 6900 Shady Oak Road, Eden Prairie, Minnesota 55344.

                                LEASE EXHIBIT B

                                RENTAL PAYMENTS
                                ---------------

The term of the Lease shall be ten (10) years commencing April I, 1997. Monthly Base Rent shall be as follows:

          Months 1-36:           $21,930.54 per month ($5.35 psf)
          Months 37-60:          $22,955.33 per month ($5.60 psf)
          Months 61-120:         $25,250.87 per month ($6.16 psf)

Monthly Base Rent for the Option Period shall be as follows:

          Months 121-169:        $27,660.38 per month ($6.75 psf)

                                LEASE EXHIBIT C

                      LANDLORD'S REPAIRS AND IMPROVEMENTS
                      -----------------------------------

Tenant will take the Premises in its "as-is" condition.

                                LEASE EXHIBIT D

                              REQUIRED INSURANCE
                              ------------------

Tenant shall obtain, at Tenant's expense, and shall maintain through the Lease Term the following insurance coverages:

(a) A policy of commercial general liability insurance (including "Insurance Service Office'' (ISO) forms and endorsements or their equivalent) naming Landlord, Tenant and any other party designated by Landlord as an additional insured, to insure against injury to property, person or loss of life arising out of the ownership, use, occupancy, or maintenance of the Premises with limited of general liability of not less than a total of $5 million in underlying and aggregate coverage for death and/or bodily injury, personal injury, advertising injury and property damage. The policy shall contain supplemental endorsements covering contractual liability as provided in an ISO commercial general liability policy definition of an insured contract.

(b) A policy providing commercial policy insurance containing the insuring agreement "Cause of Loss-Special Form" or its equivalent, together with such endorsements as may be deemed advisable by Landlord to insure all buildings, structures and improvements now located or hereinafter constructed on the Project (as hereinafter defined), all fixtures and equipment attached thereto (collectively the "Improvements"), and the Tenant's leasehold improvements, merchandise, trade fixtures, furnishings, equipment and personal property, and naming Landlord as an additional insured and loss payee. Such policy shall provide coverage in an amount not less than the full replacement cost of the Improvements. An "Agreed Amount Clause" waiving the coinsurance clause must be included, as well as flood and earthquake insurance, to the extent available, at limited equal to the maximum foreseeable loss at the Premises. Coverage must also include an "Ordinances or Law Regulations" insuring agreement governing the construction, use or repair of property. Such coverage must include the expense of tearing down any property, including the cost of removing its debris. Increased cost of construction coverage must be included.

(c) Tenant will obtain a policy of workers' compensation insurance that provides the insurance benefits required by state law and includes coverage B, Employer's Liability. The Employer's liability limits must be:

     Bodily Injury by Accident: $1,000,000 each accident
     Bodily Injury by Disease: $1,000,000 each employee
     Bodily Injury by Disease: $1,000,000 policy limit

Landlord does not, by requiring such insurance or by any other act or event, assume or undertake liability for any work related injuries or death to Tenant or Tenant's employees.

(d) A policy of business interruption insurance with an "Extra Expense" insuring agreement naming Landlord and any other party designated by Landlord or Tenant as an additional insured, providing coverage of not less than twelve (12) months of Net Base Rent, Additional Rent and other business income. Such policy must include an endorsement providing an extended period of indemnity for 180 days.

(e) All other insurance, if any, customarily maintained by businesses of like type, or required by any legal requirement to be carried or maintained by Tenant, or as otherwise may be reasonably required by Landlord, including but not limited to boiler and machinery coverage, automobile and garage-keepers liability coverage, and service interruption coverage.

     Insurance required under this section shall be written by companies duly qualified to do business in the State of Minnesota and shall be reasonably satisfactory in all respects to Landlord and the holder or any mortgage against the Premises. The companies providing such insurance shall deliver to Tenant and Landlord copies of such policies or certificates evidencing the existence and amount of such insurance with loss payable clauses reasonably satisfactory to Landlord, including, specifically, the holder of any mortgage on the Premises as a loss payee. No such policy shall be cancelable or subject to reduction of coverage limits or modification except after thirty (30) days prior written notice to Landlord and such other persons designated by Landlord. At least five
(5) days prior to the expiration of such policies, Landlord may order such insurance and charge the cost to Tenant as Additional Rent. Tenant shall not do or knowingly permit anything to be done which will invalidate the insurance policies furnished pursuant to this section or otherwise by Landlord and shall comply with all requirements imposed by such insurers, unless such compliance is expressly waived in writing by Landlord. Landlord may, from time to time, reasonably require that the policy limits of any or all such insurance be increased to reflect the effects of inflation and changes in normal commercial insurance practices.

     Mutual Waiver of Subrogation: Nothing in this Lease shall be construed so as to authorize or permit any insurer of Landlord or Tenant to be subrogated to any right of Landlord or tenant against the other party arising under this Lease. Landlord and Tenant each hereby release the other to the extent of any loss required to be insured against by either of the parties under the terms of this Lease, whether or not such insurance has actually been secured, and to the extent of their respective insurance coverage actually received for any loss or damage caused by any such casualty, even if such incidents shall be brought about by the fault or negligence of either party or persons for whose acts or negligence the other party is responsible. Landlord and Tenant shall, to the extent permitted by their respective insurers, each obtain appropriate waivers of subrogation from their respective insurance carriers giving effect to this section.

                                LEASE EXHIBIT E

                                OPTION TO RENEW
                                ---------------


Subject to the terms and conditions contained in Section 26 herein, and providing Tenant is not in default of its Lease, Tenant shall have the option of extending its Lease Term at the Monthly Base Rent stipulated in Lease Exhibit B up through and including December 31, 2010.

                                LEASE EXHIBIT F

                               LEGAL DESCRIPTION
                               -----------------


Lot 2, Block 1, Shady Oak Industrial Park Second Addition, according to the recorded plat thereof, Hennepin County, Minnesota.

Abstract Property